Exhibit 99.2

Medicus Pharma to Host Third Quarter 2026 Financial Performance and
Business Update Call on November 9, 2026

Company highlights to include strategy for entering CD228V Co-development and Licensing
Agreement and Proposed SkinJect® Business Combination and Concurrent Financing LOI

Philadelphia, PA - November 4, 2026 - Medicus Pharma Ltd. (NASDAQ: MDCX) ("Medicus" or the "Company"), a precision guided, biotech/life sciences company focused on advancing the clinical development programs of novel and potentially disruptive therapeutic assets, today announced that it will host a financial performance and business update conference call on Monday, November 9, 2026, at 11:30 a.m. Eastern Time, following the filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2026.

During the call, amongst other things, management will discuss the strategy relating to the Company's decision to enter the CD228V Co-development and licensing agreement with Pfizer, Inc. ("Pfizer") and proposed SkinJect® business combination ("Business Combination") with an undisclosed special purpose acquisition company ("SPAC") and concurrent financing non-binding Letter of Intent ("LOI").

Conference call details:

● Date: Monday, November 9, 2026

● Time: 11:30 a.m. ET

● Dial-in (U.S./Canada, toll-free): 1-833-890-6070

● Dial-in (international): 1-412-504-9736

● Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=uSGLPByg

Participants will include:

  Raza Bokhari, MD - Exec. Chairman and Chief Executive Officer
  Carolyn Bonner---President and Chief Financial Officer
  Faisal Mehmud, MD---Chief Medical Officer

Topics will include:

  Financial performance of the Company and overview of the business outlook
  Rationale for entering into the CD228V Co-development and Licensing agreement with Pfizer
  Proposed SkinJect Business Combination and Concurrent Financing LOI
  Development and partnership outlook for the Teverelix Program

Participants may pre-register at any time, including up to and after the call start time. Those unable to pre-register can participate by dialing 1-833-890-6070 (U.S./Canada) or 1-412-504-9736 (international). A webcast of the call can be accessed here.

For further information contact:

Carolyn Bonner, President and Chief Financial Officer

(610) 636-0184

cbonner@medicuspharma.com

Anna Baran-Djokovic, SVP Investor Relations

(305) 615-9162

adjokovic@medicuspharma.com

About Medicus Pharma Ltd

Medicus Pharma Ltd. (Nasdaq: MDCX) is a precision-guided biotech/life sciences company focused on advancing the clinical development programs of novel and potentially disruptive therapeutic assets. The Company is actively engaged in multiple countries across three continents.

The Company's current therapeutic assets are:

CD228V ADC, an investigational antibody-drug conjugate molecule utilizing Pfizer's established vedotin linker-payload platform, directed against melanotransferrin (CD228), a cell-surface protein expressed across multiple solid tumor types, such as melanoma, squamous non-small cell lung cancer (NSCLC), head and neck squamous cell carcinoma (HNSCC), and esophageal cancer.

SkinJect®, an investigational novel localized immuno-oncology precision product focused on basal cell carcinoma (BCC) lesions in Gorlin Syndrome patients, a rare autosomal dominant disease also called nevoid BCC syndrome.

Teverelix®, an investigational next-generation GnRH antagonist, is being developed as a first-in-market product for cardiovascular high-risk advanced prostate cancer patients, patients with acute urinary retention relapse (AURr) episodes due to enlarged prostate and symptomatic endometriosis.

Medicus' strategy is to advance select programs through Phase 2 proof-of-concept and key clinical and regulatory inflection points that substantially reduce development risk and increase their attractiveness to potential pharmaceutical partners. By generating decision-grade clinical, regulatory and operational datasets, the Company seeks to create opportunities for strategic collaborations, regional licensing transactions and broader commercialization partnerships with established pharmaceutical companies. As data matures across its programs, Medicus intends to continue building differentiated development packages designed to maximize asset value while maintaining capital efficiency and development focus.

Important Information and Where to Find It

This press release is provided for informational purposes only and contains information with respect to a potential Business Combination described herein. If the parties enter into definitive documentation regarding the Business Combination, it is anticipated that SPAC and/or Medicus will file relevant materials with the Securities and Exchange Commission (the "SEC"), including, as may be applicable, a registration statement on Form S-4, that includes a preliminary proxy statement/prospectus, and when available, a definitive proxy statement and final prospectus. Promptly after filing any Medicus definitive proxy statement with the SEC, Medicus will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at any applicable special shareholder meeting relating to the Business Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SPAC OR MEDICUS FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPAC, MEDICUS, SKINJECT AND THE BUSINESS COMBINATION. Any definitive proxy statement, preliminary proxy statement and other relevant materials in connection with the transaction (if and when they become available), and any other documents filed by SPAC or Medicus with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov).

Participants in the Solicitation

Medicus, SkinJect and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Medicus' shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Medicus and SkinJect will be included in any proxy statement for the Business Combination and be available at www.sec.gov. Information about Medicus' directors and executive officers and their ownership of Medicus' common shares is set forth in Medicus' proxy statement for its 2026 annual general and special meeting of shareholders, filed with the SEC (File No. 001-42408) on May 4, 2026. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Business Combination when it becomes available. These documents can be obtained free of charge at the SEC's website (www.sec.gov).

The SPAC and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Medicus in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in any proxy statement for the proposed Business Combination when it becomes available.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in respect of the proposed Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Notice on Forward-Looking Statements

Certain information in this news release constitutes "forward-looking statements" or "forward-looking information" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other applicable securities laws (collectively, "forward-looking statements"). "Forward-looking statements" are defined as disclosure regarding possible events, conditions or financial performance that is based on assumptions about future economic conditions and courses of action and includes, without limitation, statements regarding the anticipated timing of the filing of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 and of the Company's financial performance and business outlook, the proposed Business Combination contemplated by the non-binding LOI, including the anticipated terms, structure and timing thereof, the proposed concurrent equity financing, including the amount, terms and anticipated use of proceeds thereof, the ability of the parties to complete due diligence and to negotiate and execute definitive agreements, the development of SkinJect® and the potential benefits thereof for those suffering with Gorlin Syndrome, the planned initiation, timing, design, conduct and results of the SKNJCT-005 registrational study in patients with Gorlin Syndrome, the Company's decision to develop SkinJect® exclusively for patients with Gorlin Syndrome, the timing and outcome of the FDA's review of the Company's Orphan Drug Designation and Rare Pediatric Disease Designation applications for SkinJect®, the development of Teverelix® and expectations concerning, and future outcomes relating to, the development, advancement and commercialization of Teverelix® for AURr, cardiovascular high-risk advanced prostate cancer ("APC"), women's health indications like endometriosis, the FDA's feedback regarding the Company's Phase 2b/3 registration-intent protocol for Teverelix® in APC, the proposed design of the Phase 2b/3 registration-intent program, the potential to reduce the overall planned APC clinical development program from approximately 1,500 patients to approximately 600 patients, the establishment of a defined, capital-efficient and partner-ready registrational pathway for Teverelix® without Medicus independently funding an additional APC clinical development study, Medicus' intent and ability to out-license or otherwise strategically partner the Teverelix® APC program, the anticipated completion of GMP-grade manufacturing, quality-release and other clinical study readiness steps, whether the proposed cardiovascular-focused registrational strategy, including the 12-month non-calcified coronary plaque endpoint assessed using non-invasive coronary CCTA and the evaluation of Teverelix® effects on APC patients at increased cardiovascular risk, could support registration, the Company's capital-efficient portfolio strategy and the anticipated benefits thereof, the Company's view that SkinJect® and Teverelix® are partner-ready programs, the Company's co-development and licensing agreement with Pfizer with respect to CD228V, the Company's strategy relating thereto and the anticipated benefits thereof, including whether Pfizer elects to fund any development activities for CD228V and whether the parties enter into a definitive agreement in respect thereof, the Company's ability to identify, negotiate and complete partnerships, licensing, co-development or other strategic transactions and the timing, terms and anticipated benefits thereof, the Company's plans and expectations relating to the development, manufacture and commercialization of CD228V across human therapeutic indications, including the Company's intention to focus initial development on melanoma with potential subsequent development in squamous non-small cell lung cancer (NSCLC), head and neck squamous cell carcinoma (HNSCC) and esophageal cancer, the Company's plans to prioritize clinical proof-of-concept for CD228V in melanoma, including relapsed, refractory or immunotherapy-resistant disease, the potential for biomarker research to guide development, the potential for evidence generated in melanoma to support evaluation of CD228V in additional CD228-expressing solid tumors, the timing, design, conduct and results of any future clinical study of CD228V, , and the potential market opportunities related to CD228V, SkinJect® and Teverelix® and the Company's other therapeutic assets. Forward-looking statements are often, but not always, identified by the use of such terms as "may", "on track", "aim", "might", "will", "will likely result", "could," "designed," "would", "should", "estimate", "plan", "project", "forecast", "intend", "expect", "anticipate", "believe", "seek", "continue", "target", "goal", "strive", "prioritize", "pursue", "intended", "potential" or the negative and/or inverse of such terms or other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including those risk factors described in the Company's annual report on form 10-K for the year ended December 31, 2025, as amended, and its quarterly report on Form 10-Q for the quarter ended September 30, 2026, once filed, and in the Company's other public filings on EDGAR and SEDAR+, which may impact, among other things, the trading price and liquidity of the Company's common shares. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement and reflect our expectations as of the date hereof and thus are subject to change thereafter. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers are further cautioned not to place undue reliance on forward-looking statements as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated.

#  #  #